MERRILL LYNCH BASIC VALUE FUND, INC.

      SUPPLEMENT DATED JULY 12, 1999 TO PROSPECTUS DATED OCTOBER 27, 1998


     The "sidebar" labeled "About the Portfolio Manager" on page 7 of the Fund's prospectus is amended to read as follows:

     "Paul M. Hoffmann and Kevin Rendino are co-portfolio managers and Senior Vice Presidents of the Fund. Mr. Hoffmann has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1976 to 1997. He has been a portfolio manager of the Fund since 1977 and was primarily responsible for management of the Fund from 1977 until 1999. Mr. Hoffmann and Mr. Rendino will jointly manage the Fund until Mr. Hoffmann's planned retirement in late 1999, after which Mr. Rendino will assume primary responsibility for management of the Fund. Mr. Rendino has been a First Vice President of Merrill Lynch Asset Management since 1997, and a Vice President from 1993 to 1997."



Code #10042-1098 ALL